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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 14, 2002




                        WilTel Communications Group, Inc.
             (Exact name of registrant as specified in its charter)



     Nevada                      000-50040                     01-0744785
(State or other                 (Commission                (I.R.S. Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)



One Technology Center, Tulsa, Oklahoma                          74103
(Address of principal executive offices)                      (Zip Code)




        Registrant's telephone number, including area code: 918-547-6000




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9. Regulation FD Disclosure

         On November 14, 2002, WilTel Communications Group, Inc. (the "Registrant"), in connection with the filing of its quarterly report on Form 10-Q for the period ended September 30, 2002 (the "Report"), submitted to the Securities and Exchange Commission a certification by its chief executive officer and chief financial officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to each such officer's knowledge:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WILTEL COMMUNICATIONS GROUP, INC.

                                                   /s/ P. David Newsome, Jr.
Date: November 14, 2002                           -----------------------------
                                           Name:  P. David Newsome, Jr.
                                           Title: General Counsel and Secretary




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